SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2005

Waste Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin, Suite 4000 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     On February 11, 2005, Waste Management, Inc. (the “Company”) filed a prospectus supplement pursuant to Rule 424 of the Securities Act of 1933, as amended, to its registration statement on Form S-3 (No. 333-97697) (the “Registration Statement”), to register the issuance of 148,560 shares of its common stock, par value $0.01 per share (the “Common Stock”), upon exercise of an outstanding warrant to purchase shares of Common Stock of the Company.

     The Company is filing a legal opinion issued in connection with the issuance of its shares of Common Stock as exhibit 5.1, to be incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

     5.1      Opinion of John S.Tsai

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.
Date: February 11, 2005	By:	/s/ Rick Wittenbraker
Rick L Wittenbraker, Senior Vice President

Exhibit Index

Exhibit Number	Description
5.1	Opinion of John S. Tsai